Rule 497(d)

                                     FT 458

               Supplement to the Prospectus dated October 3, 2000

         Notwithstanding anything to the contrary in the Prospectus, Unit holders electing to receive an In-Kind distribution of Securities must notify the Trustee at least 15 business days prior to the Mandatory Termination Date. No In-Kind Distribution requests submitted during the 14 business days prior to the Trust's Mandatory Termination Date will be honored.

September 9, 2005